Exhibit 99.2

Northwest Africa Oil Exploration Offshore the Republic of Guinea Ray Leonard President & CEO IPAA New York April 3, 2017

Forward Looking and Other Cautionary Statements This presentation contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding Hyperdynamics Corporation's future plans and expected performance that are based on assumptions the Company believes to be reasonable. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may result", "will result", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. A number of risks and uncertainties could cause actual results to differ materially from these statements, including without limitation, funding and exploration efforts, fluctuations in oil and gas prices, and other risk factors described from time to time in the Company's reports filed with the SEC, including the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2016 and subsequent quarterly filings on Form 10-Q. Information reported on this presentation speaks only as of today, and you are advised that time sensitive information may no longer be accurate after today. The Company undertakes no obligation to publicly update these forward looking statements to refl.ect events or circumstances that occur after the issuance of this presentation or to reflect any change in the Company's expectations with respect to these forward looking statements. Investors are cautioned that these statements are not guarantees of future performance, and actual results could differ materially. Potential risks include, among other things, geologic risks, political risks, oil and gas price volatility, uncertainties inherent in oil and gas production operations, government regulation and uncertainties regarding access to capital. 2

Hyperdynamics at a Glance

Hyperdynamics Corporation	OTCQX: HDYN
Primary Business	Oil exploration company with 5,000 km^2 block offshore Guinea
Headquarters	Houston, Texas
52-week stock price Hi/Lo	$0.27 - $3.15
Market Cap	~ $40 million
Financial highlights	No debt. No outstanding claims or litigation





3

World-Class Potential

HYPERDYNAMICS
OTCQX: HDYN

- 5000 km² license area offshore Republic of Guinea in Northwest Africa - equivalent to almost 215 Gulf of Mexico blocks.
- First shallow water well in February 2012 discovered oil in non-commercial quantities but demonstrated presence of a petroleum system in the basin and defined additional exploration opportunities.
- PSC key terms some of the most favorable in the oil industry for deepwater projects.


Guinea
Sierra Leone
Liberia
4.8 billion barrels total unrisked hydrocarbon resource potential

PSC Requirements & Terms

- Drill a minimum of 1 exploration well to a depth of 2,500 meters below the seabed
- Projected commencement date - May 2017
- Estimated time to completion - 42 days
- Estimated cost - $46-50 million
- More exploration wells may be drilled before the expiration of the exploration phase on September 22, 2017

4

Guinea Concession History 2006-2010 2006Production Sharing Contract signed with the Republic of Guinea. Key fiscal terms remain intact today. July 2009Ray Leonard hired as new Hyperdynamics CEO. Executive management and entire Board replaced. Late 200910,000 km of 2D seismic shot to help identify the 30% most prospective acreage HDYN wants to retain. May 2010Dana farmed in as a 23% non-operating partner.

HYPERDYNAMICS
OTCQX: HDYN

Guinea Concession History
2010-2016

Late 2010-early 2012	3D surveys A&B shot in shallow water, Sabu-1 drilled. Though non-commercial, this well proved the presence of the petroleum system on the block and gave important information about where commercial volumes should be located. On the basis of Sabu-1 results and 2D seismic, 3D survey C was shot in deep water.
December 2012	Tullow acquired 40% interest and became the Operator in March 2013
March 2014	One month before planned spud date, Tullow suspended operations. In addition to perceived legal hurdles, Ebola outbreak made operations in-country impossible.
Q4 2015	Despite satisfactory resolution of all legal hurdles and termination of Ebola pandemic, Tullow refused to resume drilling and fulfill its operator's duties under the contract and comply with "financial carry" obligations towards HDYN.
January 2016	HDYN sued Tullow and Dana for damages for failure to honor the contract to drill the well.

Favorable events of the past year Legal Disputes Resolved and PSC Amendment Signed August 2016 HDYN reach a legal settlement with former partners Dana and Tullow to exit the consortium and transfer long lead items and a small amount of cash to Hyperdynamics. An amendment to the Production Sharing Contract with the government of Guinea is signed, granting us a 100% working interest, operatorship and a 1-year extension until September 2017 to continue to explore for oil. March 31, 2017 HDYN signs a Farmout Agreement giving SAPETRO a 50% participating interest in the project. Drilling is planned to start before the end of May 2017. September 2016 Key terms of the amended PSC remain some of the most favorable in the oil industry for deepwater exploration projects.

Advanced Seismic Processing by *eSeis*™

HYPERDYNAMICS
OTCQX: HDYN

Reprocessing of data by eSeis further de-risked the Fatala prospect. Based on new eSeis results, Netherland Sewell increased its estimate of Fatala's chance of success from 25% to 31% and Buried Hill's from 20% to 24%.

Netherland Sewell now estimates a mean recoverable resource of 647 MMBO for the Fatala prospect. The eSeis results indicate several direct hydrocarbon indicators, good reservoir quality and a well-defined reservoir seal.

Lithology volume…

Suggests good quality sands, and a moderate fluid response consistent with oil rather than gas.

Near-far velocity ratio volume…

Suggests disseminated gas above a hydrocarbon accumulation, analogous to known fields in West Africa.

Density porosity volume…

Suggests a seal overlying good porosity in our main target interval at Fatala, and porosity preserved in the Albian section at Buried Hill.

Pore pressure volumes…

Suggest our main target interval at Fatala is sealed.

8

A Hydrocarbon-Rich Trend Three Diamonds in the Transform Margin Trend • • • Jubilee Field, Ghana Liza Discovery, Guyana Fatala Prospect, Guinea Guinea Liza Discovery Guyana Ghana South America Geologic Map Gravity Data Shows Ocean Bathymetry Mid-Atlantic Ridge Major Offset Jubilee Field Ghana Fatala Prospect Guinea Major Offset SNE-1 Discovery Senegal Liza Discovery Guyana Africa Geologic Map Mid-Atlantic Ridge Jubilee Field Fatala Prospect Significant Recent Discoveries Liza Discovery (ExxonMobil/Hess/Nexen) in Guyana • Exxon Estimate Liza, Liza Deep + Payara: 2,000 MMBOE • Snoek Discovery 25m pay SNE-1 Discovery (Cairn/COP/FAR) in Senegal • Fan Play, Fan-1, 500m Oil Zone Upper Cretaceous • Buried Hill Play SNE-1 + 6 Appraisal Wells: 640 MMBO Atlantic Reconstruction 108 million years ago Lower Albian By Scotese Major Offset Mid-Atlantic Ridge Transform + Rift Fault Intersection •Richer Albian Deepwater Marine Source From Early Rifting •Major Focused Deepwater Reservoir System

Fatala and 6 Next Highest-ranked Prospects* *Netherland Sewell, March 2016 Fan Prospects (U. Cretaceous) GU-2B-1 Buried Hill and Albian Prospects Baraka Pmean 163 MMBO P10 647 MMBO Oasis Pmean 618 MMBO P10 1514 MMBO Buried Hill P 203 MMBO 471 MMBO mean P10 Truncation Sabu-1 Pmean 366 MMBO Bamboo P10 773 MMBO 604 MMBO 321 MMBO 830 MMBO 10 Seafloor Bathymetry, m Pmean 314 MMBO P10 787 MMBO Potential 500 SqKm Development Areas Fatala 47 MMBO Sylli Pmean 6 P10 1, Estimated recoverable resources 2.6 billion barrels top 7 prospects 4.8 billion barrels all prospects License area comparable to a petroleum province, not a one-prospect block. Pmean P10

Fatala Evaluation: Identifying the Channel Fatala prospect: eSeis reprocessing grid Fatala channel: Spectral decomposition 11

Multiple Direct Hydrocarbon Indicators and Oil Water Contact Around 5,200 M Near offset trace contact 5200 M Gas cloud overlies prospect 5200 M to Increased pore pressure below fault down to 5200 M Far offset trace contact Low interval velocity anomaly extends to 5200 M 12

Direct Hydrocarbon Indicators (DHI)

Fatala Prospect

HYPERDYNAMICS
OTCQX: HDYN

1. Down Dip Structural Conformance: eSeis Lithology/AVO
2. Down Dip Structural Conformance: Tullow Ultra-Far Offsets
3. Down Dip Structural Conformance: Near Trace Trough Amplitude eSeis + CGG
4. Velocity + Frequency Anomalies that Conform to Fatala Amplitude
5. Pore Pressure from Velocity + Frequency Indicate Fatala Fault is Sealing Up Dip
6. Anisotropic Velocity in Overlying Shales Indicating a Gas Cloud Above Fatala
7. Near Trace Flat Peak near 5200m Representing Oil/Water Contact
8. CGG Gather Response, Near to Mid Amplitude: Oil Sand = Flat, Wet Sand = Dim



Dip Arb-Line
Up-Dip
Pinchout + Fault
Down-Dip
Conformance
Near 5200m
Map
Up-Dip
Pinchout + Fault
Erosional Channel
Lateral Seal
Down-Dip
Conformance
Erosional Channel
Lateral Seal
Strike Lines
Erosional Channel
Lateral Seal

DHI, Oil/Water Contact Defined By:
Depth Structural Conformance
Near Trace Peak: Oil Sand to Wet Sand
Near to Mid Gather Amplitude Response:
Wet Sand Dims + Oil Sand Stays Bright

Structural Conformance:
eSeis Lithology/AVO
Tullow Ultra-Far Offsets
Near Trace Trough Amplitude

Lateral Seal: Fatala Prospect in
Cenomanian Canyon Fill
100-200m Erosional Relief
95my Sequence Boundary

Velocity + Frequency Anomalies:
Conform to Fatala Amplitude
Pore Pressure: Higher in Fatala
Prospect + Lower Above Sealing Fault

13

DHI 7+8 - Fatala Prospect
eSeis Near Trace Dip Line + CGG Gathers

HYPERDYNAMICS
OTCQX: HDYN



Fatala-1 Well
Gather Locations
G-1
G-2
G-3
G-4
G-5
G-6
Oil/Water Contact near 5200M
Flat Near Trace Peak
Gather Response
Peak + Amplitude
Trough - Amplitude
Near
Mid
Far
Top Wet Sand
Top Oil Sand
Fatala-1 Well
G-1
G-2
G-3
G-4
G-5
G-6
Oil Sand
Oil/Water Contact near 5200 M
Wet Sand

14

DHI 1 - Bamboo Prospect

Down Dip Structural Conformance: eSeis Lithology/AVO



Bamboo Geologic Model
95my Ceno SB
Erosional Surface
Defined by gravel
GU-2B-1 well
Bamboo-1
Down Dip
Conformance
5700m
Oil/Water
Contact





Bamboo Geologic Model
95my Ceno SB Erosional Surface
Defined by Gravel in the GU-2B-1 well





95my Ceno SB Erosional Surface
Defined by gravel in the GU-2B-1 well
5700m Down Dip Conformance

15

DHI 7+8 - Bamboo Prospect

eSeis Lithology/AVO Dip Line + CGG Gathers

HYPERDYNAMICS
OTCQX: HDYN



Gather Locations
Bamboo-1 Well
G-1
G-2
G-3
G-4
G-5
G-6
G-7
G-8
G-9
G-10
5700m Oil/Water Contact
eSeis Lithology/AVO
Distance from Origin in
Intercept/Gradient Space
Bamboo-1 Well
Gather Response
Peak + Amplitude
Trough - Amplitude
Near
Mid
Far
Top Wet Sand
Top Oil Sand
Bamboo + Milo Prospects
Oil Sand
5700m Oil/Water Contact
Wet Sand
CGG Gathers

16

Updated Resource Potential Fan Prospects GU-2B-1 Albian Prospects Baraka Oasis Buried Hill Truncation Sabu-1 Bamboo Fatala Sylli eSeis Reprocessing August, 2016 17 Netherland Sewell re-evaluated Risk/Chance of Success (Ps%) for Fatala and Buried Hill based on e-Seis’ work and concluded that the reprocessing • Increased the Chance of Success for Fatala from 25% to 31% • Increased the Chance of Success for Buried Hill from 20% to 24% • Reduced risk factors for “trap integrity” and “timing/migration” • Subsequent (to NSAI review) work on Bamboo will likely also raise it above 30% Chance of Success with reserves closer to P10

Not All Deep Water Projects are Equal

HYPERDYNAMICS
OTCQX: HDYN

Comparative Deep Water Economics: Well Cost vs Production Rate/Reserves Per Well

Jubilee Field/Fatala Prospect
- Moderate Well Cost, 1500-2500m BML
- High Rate/Reserve Wells

Brazil/Angola Pre-Salt
- High Well Cost, Deep/Salt
- High Rate/Reserve Wells

GOM SubSalt
- High Well Cost, Deep/Salt
- High Rate/Reserve Wells

Mauritania/Suriname
- High Well Cost, Deep/Pressure
- Moderate Rate/Reserve Wells



Reserves/Well MMBO
Rate/Well MBOPD
45
40
35
30
25
20
15
10
5
0
Jubilee + Fatala prospect
Brazil/Angola PreSalt + GOM SubSalt
Jubilee + Fatala prospect
Brazil/Angola PreSalt + GOM SubSalt
Mauritania + Suriname
Mauritania + Suriname
Well Cost $MM USD
$0
$50
$100
$150
$200
$250
$300
$350

Jubilee/Fatala Prospect | GOM SubSalt | Brazil/Angola Pre-Salt | Mauritania/Suriname



Depth Meters Below Mud Line
1000
2000
3000
4000
Salt
Salt
Pressure
1000
2000
3000
4000

Jubilee Field/Fatala Prospect	GOM SubSalt	Brazil/Angola Pre-Salt	Mauritania/Suriname
$50-75MM/Well	$150-250MM/Well	$150-250MM/Well	$150-300MM/Well
+20 MBOPD/Well Rate	+20 MBOPD/Well Rate	+20 MBOPD/Well Rate	5-10 MBOPD/Well Rate
20-40 MMBO/Well Reserves	20-40 MMBO/Well Reserves	20-40 MMBO/Well Reserves	10-20 MMBO/Well Reserves
$40-50/BO Full Cycle Economic	$50+/BO Full Cycle Economic	$60+/BO Full Cycle Economic	$80+/BO Full Cycle Economic

18

Updated Production Sharing Contract PSC Economics (for each development block) 19 Contract Terms •2006 PSC: Pre-Jubilee terms •Full legal and fiscal stability •Full export capacity •No obligation to remit revenues back to country Timeline •2nd PSC Extension September 2016-2017 for exploration •At end of Extension Period, 2 year Appraisal Period for any discovery in a 500 sq. km block •After Declaration of Commerciality at end of Appraisal Period, 25 year Production License

Current Status and Next Steps •SAPETRO and HDYN signed a Farmout Agreement under which SAPETRO becomes a 50% partner, will reimburse HDYN half of project costs accumulated since September 2016 – currently estimated at $4 million - and shall pay its proportionate share of ongoing project expenditures. • Currently HDYN and SAPETRO are contemplating submitting a set of “transaction documents” to the Government of Guinea in anticipation of obtaining prompt approval of the Farmout. Sharing project risks and optimizing costs • HDYN has assembled top executives on the technical and operational side in order to be the Operator, including bringing in key managers from Anadarko and Noble. • Current schedule allows HDYN to drill at least one and possibly two follow-up wells in order to pursue several developments during the subsequent PSC phases. HDYN prepared to operate exploration phase • Netherland Sewell estimates Fatala has a mean unrisked resource potential of 647 MMBOE. • A discovery with similar parameters in Senegal was recently valued pre-development at $2/BOE. • An initial discovery reduces risk on surrounding prospects with recoverable resources of about 2 billion barrels. 18 20 What is it potentially worth?

Current Exploration Timeline

HYPERDYNAMICS
OTCQX: HDYN



9/22
5/22
9/22
2016
2017
Fatala
BH or Bamboo
PSC Extension – 1 Exploration Well Minimum Work Obligation
Begin 2-Year Appraisal Period

Hyperdynamics has engaged the **Pacific Scirocco** drillship to drill the well and signed a master service agreement with **Schlumberger** to provide most of the necessary oilfield services.

Schlumberger

Pacific Drilling



21

Board of Directors

HYPERDYNAMICS



Patricia Moller
Independent Director

Past U.S. Ambassador to Republic of Guinea and Republic of Burundi, Chargé d'affaires at the U.S. Embassies for the Kingdom of Morocco and Romania



Ian Norbury
Non-Executive Chairman

Director of ESIA Ltd, parent company of Hannon Westwood, a UK consultancy firm. 17 Years with Amerada Hess International



Bill Strange
Director

Retired Partner of Deloitte & Touche. 41 years of public accounting experience in the areas of SEC and the energy industry



Gary Elliston
Independent Director

Past Senior Founding Partner of DeHay & Elliston, L.L.P., and on the Board of Trustees for Howard Payne University and the Board of Regents for Baylor University



Ray Leonard
CEO and Director

Division Geologist for West Africa and V.P with Amoco, Executive with YUKOS, MOL, and V.P. of Kuwait Energy Company



Fred Zeidman
Director

Chairman of Gordian Group LLC, a U.S. investment bank, with experience as CEO and Chairman of a variety of companies

22

Executive Management

HYPERDYNAMICS



Forrest Estep
Vice President - Operations

VP with Drilling and Completions with Afren, Engineering Project Manager with Anadarko, Transocean, Conoco and Amoco



David Gullickson
Vice President - Finance and Treasurer

VP Finance and CFO with multiple energy companies, CPA, MPA- UT Austin



Ray Leonard
President and CEO

Division Geologist for West Africa and V.P. Resource Acquisition with Amoco, VP with YUKOS and Kuwait Energy Company, Sr. VP with MOL



Randy Ditmore
Drilling Manager

Drilling Manager Deepwater Eastern Med. and GOM with Noble Energy, Drilling Manager Azerbaijan (Shah Deniz) BP-Amoco



Sergey Alekseev
Vice President - Commercial Development

VP ABN AMRO, First VP and CFO Rosneft, COO Soyuzneftegaz, MSc.Ec. London School of Economics

23

Summing Up the Guinea Opportunity Multiple large, deepwater fan and Albian shelf prospects - successful elsewhere along the West Africa margin - have been mapped on the Guinea block. Recent discoveries support the geologic concept that the Guinea Basin is similar to other offshore Atlantic Margin provinces. In our evaluation, Offshore Guinea is one of the few offshore deepwater provinces that is economic at current oil prices due to favorable geology and excellent fiscal terms A 1-year license extension through September 2017 enables us to pursue a spring 2017 drilling campaign. The Guinea Basin has been meaningfully de-risked through 3D seismic studies and the Sabu-1 well. Buried Hill prospect is analogous to Senegal discovery containing 640 MMBOE. Bamboo shows similar characteristics to Fatala. Fatala shows a potential mean unrisked recoverable resource of 647 MMBO according to NSAI, is clearly defined, and has direct hydrocarbon indicators on seismic data. We project that a 1-well program can be drilled for approximately $46-$50 million, and a second well for 25% less. 24

 Annexes

 Fatala + Bamboo Reservoir Provenance Source of Reservoir Sandstone for Fatala + Bamboo Prospects 600-1000 meters Thick, Cambrian/Ordovician Sandstone Onshore in the Bove Basin Modern Drainage Systems Rio Nunez5.0 MM SqKm Fatala6.2 MM SqKm Konkoure16.7 MM SqKm Bove Basin Paleozoic Clastics Provenance for Fatala/Bamboo Deep Water Reservoirs 2nd Cycle Paleozoic Clastics Modern Drainage Systems Sandstone Outcrop Sandstone Outcrop Niani Fatala + Bamboo

Direct Hydrocarbon Indicators, DHI
Fatala Prospect, Guinea

HYPERDYNAMICS
OTCQX: HDYN

1. Down Dip Structural Conformance: eSeis Lithology/AVO
2. Down Dip Structural Conformance: Tullow Ultra-Far Offsets
3. Down Dip Structural Conformance: Near Trace Trough Amplitude eSeis + CGG
4. Velocity + Frequency Anomalies that Conform to Fatala Amplitude
5. Pore Pressure from Velocity + Frequency Indicate Fatala Fault is Sealing Up Dip
6. Anisotropic Velocity in Overlying Shales Indicating a Gas Cloud Above Fatala
7. Near Trace Flat Peak at 5260m Representing Oil/Water Contact
8. CGG Gather Response, Near to Mid Amplitude: Oil Sand = Flat, Wet Sand = Dim



Dip Arb-Line
Up-Dip
Pinchout + Fault
Down-Dip
Conformance
5260m



Map
Up-Dip
Pinchout + Fault
Erosional Channel
Lateral Seal
Down-Dip
Conformance
Erosional Channel
Lateral Seal



Strike Lines
Erosional Channel
Lateral Seal

DHI, Oil/Water Contact Defined By:
Depth Structural Conformance
Near Trace Peak: Oil Sand to Wet Sand
Near to Mid Gather Amplitude Response:
Wet Sand Dims + Oil Sand Stays Bright

Structural Conformance:
eSeis Lithology/AVO
Tullow Ultra-Far Offsets
Near Trace Trough Amplitude

Lateral Seal: Fatala Prospect in
Cenomanian Canyon Fill
100-200m Erosional Relief
95my Sequence Boundary

Velocity + Frequency Anomalies:
Conform to Fatala Amplitude
Pore Pressure: Higher in Fatala
Prospect + Lower Above Sealing Fault

DHI 1+2+3 Fatala Prospect, Guinea

HYPERDYNAMICS
OTCQX: HDYN

Down Dip Structural Conformance:
eSeis Lithology/AVO, Ultra-Far Offset Amplitude + eSeis/CGG Near Trace



eSeis Lithology/AVO
Dip Arb-Line
eSeis Lithology/AVO
I 1430
I 1310
I 1430
eSeis Lithology/AVO
I 1310
Ultra-Far Stack 50-60
Dip Arb-Line
Ultra-Far Stack 50-60
I 1430
I 1310
I 1430
Ultra-Far Stack 50-60
I 1310
eSeis Near Trace Stack
Dip Arb-Line
eSeis Near Trace AMP
I 1430
I 1310
I 1430
eSeis Near Trace Stack
I 1310

DHI 4+6 Fatala Prospect, Guinea

HYPERDYNAMICS
OTCQX: HDYN

Velocity + Frequency Anomalies that Conform to Fatala Amplitude
eSeis Near to Far Offset Brightening Amplitude



Interval Velocity
Dip Arb-Line
Fatala Prospect
Low Velocity Anomaly
Interval Velocity
I 1430
I 1310
I 1430
Interval Velocity
I 1310
Low Velocity Anomaly
Q Frequency
Dip Arb-Line
Fatala Prospect
Low Velocity Anomaly
Q Frequency
I 1430
I 1310
I 1430
Q Frequency
I 1310
Low Frequency Anomaly
eSeis Near Offset Stack
Dip Arb-Line
Dip Arb-Line
eSeis Far Offset Stack

Anisotropic Velocity in Overlying Shales Indicating a Gas Cloud Above Fatala Dip Arb-Line Pore Pressure Velocity Pore Pressure Velocity I 1430 Pore Pressure Velocity Dip Arb-Line Lower Velocity Pore Pressure Above Sealing Fault Higher Velocity Pore Pressure Fatala Prospect Pore Pressure Frequency Pore Pressure Frequency I 1310 I 1430 Higher Velocity Pore Pressure Pore Pressure Frequency Lower Frequency Pore Pressure Above Sealing Fault I 1310 Higher Frequency Pore Pressure Dip Arb-Line Gas Cloud Above Fatala Prospect Higher Frequency Pore Pressure Fatala Prospect Near Far Velocity Ratio Gas Cloud Above Fatala I 1430 Near Far Velocity Ratio Gas Cloud Above Fatala Prospect I 1310 Far Velocity >5% Faster than Near Veloicty

DHI 7+8 Fatala Prospect, Guinea
eSeis Near Trace Dip Line + CGG Gathers

HYPERDYNAMICS
OTCQX: HDYN



Fatala-1 Well
Gather Locations
G-1
G-2
G-3
G-4
G-5
G-6
5260m Oil/Water Contact
Flat Near Trace Peak



Gather Response
Peak + Amplitude
Trough - Amplitude
Near
Mid
Far
Top Wet Sand
Top Oil Sand
Fatala-1 Well
G-1
G-2
G-3
G-4
G-5
G-6
Oil Sand
5260m Oil/Water Contact
Wet Sand

DHI 1 Bamboo Prospect, Guinea
Down Dip Structural Conformance: eSeis Lithology/AVO

HYPERDYNAMICS
OTCQX: HDYN


Bamboo Geologic Model
95my Ceno SB
Erosional Surface
Defined by gravel
GU-2B-1 well
Bamboo-1
Down Dip
Conformance
5700m
Oil/Water
Contact




Bamboo Geologic Model
95my Ceno SB Erosional Surface
Defined by Gravel in the GU-2B-1 well




95my Ceno SB Erosional Surface
Defined by gravel in the GU-2B-1 well
5700m Down Dip Conformance

DHI 7+8 Bamboo Prospect, Guinea

HYPERDYNAMICS
OTCQX: HDYN


ogy/AVO Dip Line
Bamboo-1 Well
Gather Locations
G-1
G-2
G-3
G-4
G-5
G-6
G-7
G-8
G-9
G-10
5700m Oil/Water Contact
eSeis Lithology/AVO
Distance from Origin in
Intercept/Gradient Space
Bamboo-1 Well
Gather
Response
Peak + Amplitude
Trough - Amplitude
Near
Mid
Far
Top Wet Sand
Top Oil Sand
Bamboo
+ Milo
Prospects
Oil Sand
5700m Oil/Water Contact
Wet Sand
CGG Gathers

Contacts: Ray Leonard President and Chief Executive Officer 713-353-9445 Anne Pearson / Jack Lascar Dennard-Lascar Associates 713-529-6600 investor@Hyperdynamics.com www.Hyperdynamics.com